SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 14, 2011
Date of Report (Date of earliest event reported)

Janus Resources, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-30156
(Commission File Number)

98-0170257
(I.R.S. Employer Identification No.)

430 Park Ave.
Suite 702
New York, New York 10022
(Address of principal executive offices)

(800) 755-5815
(Registrant’s telephone number, including area code)

Entheos Technologies, Inc.
888 3rd Street SW, Suite 1000, Calgary, Alberta, Canada
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On June 14, 2011, Janus Resources, Inc. wholly-owned subsidiary Fostung Resources Ltd. (collectively, the “Company”) announced that it had completed the Purchase and Sale Agreement (the “Agreement”) entered into on May 7, 2011 with EMC Metals Corp., a corporation incorporated under the laws of British Columbia ("EMC")  for the purchase of EMS's interest in two leases, located in Foster Township, Sudbury, Ontario, Canada.

Pursuant to the terms of the May 7, 2011 Agreement, the Company purchased EMC’s interest in two leases covering a total of thirty mining claims covering approximately 485 hectares knows as the Fostung Property located in Foster Township, Sudbury Mining Division, Ontario, for $500,000 (Canadian) and payment of a Royalty, as further defined in the Agreement. Additionally, the Company agreed to assume EMC’s rights and obligations under three separate agreements previously entered into between EMC and certain third parties.

SECTION 2. Financial Information

None

SECTION 3. Securities and Trading Markets

None

SECTION 4. Matters Related to Accountants and Financial Statements

None

SECTION 5. Corporate Governance and Management

None

SECTION 6. [Reserved]

N/A.

SECTION 7. Regulation FD

Item 7.01 Regulation FD Disclosure

On June 14, 2011, the Company issued a news release announcing the purchase of the Fostung tungsten property, located in Foster Township, Sudbury, Ontario, Canada, from  EMC Metals Corp. A copy of the News Release is attached as Exhibit 99.1 to this Form 8-K.

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain “forward-looking statements” (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as “believes”, “plans”, “intend”, “scheduled,” “potential,” “continue,” “estimates,” “hopes,” “goal,” “objective,” “expects,” “may,” “will,” “should” or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

SECTION 8. Other Events

On June 14, 2011, the Company announced the purchase of the Fostung tungsten property, located in Foster Township, Sudbury, Ontario, Canada, from  EMC Metals Corp.. The sale price was $500,000 cash, for 100% of the property rights.

SECTION 9. Financial Statements and Exhibits

The following exhibits are furnished as part of this report:

99.1 Janus Resources, Inc. news release issued June 14, 2011 and disseminated through the facilities of a recognized newswire service.

Item 9.01 Financial Statements and Exhibits:

None

Item 9.02 Pro Forma Financial Statements and Exhibits:

None

Item 9.03 Shell company transactions:

None

Item 9.04 Exhibits:

99.1 Press Release of Janus Resources, Inc. dated June 14, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on June 14, 2011.

Dated: June 14, 2011	Janus Resources, Inc.

	By:	/s/ Antonino Cacace
	Name:	Antonino Cacace
	Title:	President, Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Janus Resources, Inc. dated June 14, 2011